UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2021

Item 1. Reports to Stockholders.

Soundwatch Hedged Equity Fund
Institutional Class (BHHEX)

Semi-Annual Report to Shareholders
April 30, 2021

Table of Contents

Shareholder Letter	1
Expense Example	3
Allocation of Portfolio Holdings	4
Schedule of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Additional Information	17
Approval of Investment Advisory Agreement	18
Privacy Notice	20
Directory of Fund’s Service Providers	Back Cover

Dear Shareholder,

For the period ended April 30, 2021, the per share net asset value of the Soundwatch Hedged Equity Fund Institutional Class (BHHEX) has appreciated by 16.75% compared to an increase of 16.61% for CBOE S&P500 Buy Write Index.

The market enjoyed a strong post-election rally as the economy and country quickly recovered from the Covid slowdown. With a rapid roll out of vaccinations, the US markets were able to find more stable footing and reach new highs. The Soundwatch Hedged Equity Fund performed as expected for the quarter, modestly outperforming our benchmark.

Portfolio & Economic Outlook

Generally, we are agnostic about broad macroeconomic factors and do not attempt to forecast or time markets. Instead, we are primarily focused on the efficient execution of our proprietary systematic Hedged Equity model based on our Buy, Hold and Hedge philosophy. We buy and hold our core underlying ETF portfolio and systematically purchase protective put spreads financed by selling covered calls and options spreads.

With presidential elections of 2020 behind us and markets trading at record highs, we expect to see continued volatility for the year ahead.  Continued Corona Virus concerns, rising interest rates, late stage economic cycle, and uneven economic recoveries around the world continues to leave many unknown and potentially negative factors in the market, giving investors several reasons to remain prudent.

Sincerely,

Robert Hammer
Chief Investment Officer, Soundwatch Capital LLC

The CBOE S&P500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. It is not possible to invest directly in an index.

Opinions expressed are those of Soundwatch Funds and are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. The Fund may also use options which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

Protective Put Option Risk: A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option, the obligation to buy the underlying security, index, currency or other instrument at a specified exercise price. When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.

Protective Put Spread Risk: When the Fund purchases a protective put spread on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value. The put spread also will not protect the entire loss of the security, but only in the amount equal to the value of the long put options less the value of the short put options.

Covered Call Option Risk: A covered call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at a specified exercise price. By writing covered call options in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the underlying securities above the exercise prices of the written options, but will continue to bear the risk of declines in the value of such securities. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

Call Spread Writing Risk: By writing call spreads (or put spreads) in return for the receipt of premiums, the Fund will give up some of the opportunity to benefit from potential increases (or decreases) in the value of the underlying securities above (or below the exercise prices) of the written options. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying securities over time.

The Adviser relies on its proprietary model in making investment decisions for the Fund. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential loss.

The Soundwatch Capital Hedged Equity Fund is distributed by Quasar Distributors, LLC.

Soundwatch Hedged Equity Fund
Expense Example
April 30, 2021 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2020 to April 30, 2021 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Institutional Class
Actual Fund Return	$ 1,000.00	$ 1,077.30	$ 3.83
Hypothetical 5% Return	1,000.00	1,021.27	3.56

(1)
Expenses are equal to the Fund’s annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 181/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Soundwatch Hedged Equity Fund
Allocation of Portfolio Holdings
April 30, 2021 (Unaudited)
(Calculated as a percentage of Total Absolute Market Value)

Soundwatch Hedged Equity Fund
SCHEDULE OF INVESTMENTS
April 30, 2021 (Unaudited)
	Shares		Value
EXCHANGE TRADED FUND ― 96.1% (1)
iShares Core S&P 500 ETF (2)	228,000		$95,504,640
TOTAL EXCHANGE TRADED FUND (Cost $54,521,925)			$95,504,640

PURCHASED OPTIONS ― 2.2% (3)	Contracts	Notional ($)
Call Options ― 1.5%
S&P 500 Index at $3,650, Expires December 17, 2021	24	10,034,808	1,493,160
Total Call Options Purchased (Premiums paid $733,060)			1,493,160

Put Options ― 0.7%
S&P 500 Index at $3,720, Expires June 18, 2021	10	4,181,170	18,750
S&P 500 Index at $3,770, Expires June 30, 2021	242	101,184,314	744,150
Total Put Options Purchased (Premiums paid $1,814,600)			762,900
TOTAL PURCHASED OPTIONS (Premiums paid $2,547,660)			$2,256,060

SHORT-TERM INVESTMENT ― 5.0%	Shares
First American Money Market Fund - Government Obligations, X Class, 0.03% (4)	4,946,512		4,946,512
TOTAL SHORT-TERM INVESTMENT (Cost $4,946,512)			$4,946,512

TOTAL INVESTMENTS IN SECURITIES, AT VALUE ― 103.3% (Cost $62,016,097)			$102,707,212
Liabilities in Excess of Other Assets ― (3.3)%			(3,318,029)
TOTAL NET ASSETS ― 100.0%			$99,389,183

WRITTEN OPTIONS ― (3.4)% (3)	Contracts	Notional ($)
Call Options ― (2.8)%
S&P 500 Index at $3,720, Expires June 18, 2021	(10)	(4,181,170)	(479,150)
S&P 500 Index at $4,200, Expires June 30, 2021	(242)	(101,184,314)	(2,295,370)
Total Call Options Written (Premiums received $1,074,724)			(2,774,520)

Put Options ― (0.6)%
S&P 500 Index at $3,460, Expires June 30, 2021	(242)	(101,184,314)	(319,440)
S&P 500 Index at $3,650, Expires December 17, 2021	(24)	(10,034,808)	(269,640)
Total Put Options Written (Premiums received $1,466,264)			(589,080)
TOTAL WRITTEN OPTIONS (Premiums received $2,540,988)			$(3,363,600)

Percentages are stated as a percent net of assets.

(1)	See Note 6.
(2)	A portion of this security is pledged as collateral.
(3)	Non-income producing securities.
(4)	The rate is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity Fund
Statement of Assets and Liabilities
April 30, 2021 (Unaudited)

Assets:
Investments in securities, at value (cost $62,016,097)	$102,707,212
Deposits at broker for options trading	78,725
Receivables:
Fund shares sold	49,950
Interest receivable	137
Prepaid expenses	9,401
Total Assets	102,845,425

Liabilities:
Written options, at value (premiums received $2,540,988)	3,363,600
Payables:
Investment management fee payable	27,193
Interest payable	4,973
Trustee fees payable	3,272
Accrued other expenses	57,204
Total Liabilities	3,456,242

Net Assets	$99,389,183

Components of Net Assets:
Paid-in capital	$72,298,970
Total distributable earnings	27,090,213
Net Assets	$99,389,183

Institutional Class:
Net Assets	$99,389,183
Shares Issued and Outstanding (unlimited number of shares authorized, no par value)	4,454,483
Net Asset Value, Redemption Price and Offering Price Per Share	$22.31

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity Fund
Statement of Operations
For the Six Months Ended April 30, 2021 (Unaudited)

Investment Income:
Dividend income	$666,061
Interest income	1,069
Total investment income	667,130

Expenses:
Investment management fee (Note 3)	303,671
Administration and fund accounting fees (Note 3)	45,670
Shareholder servicing fees	38,821
Interest expense (Note 2 & 7)	24,551
Transfer agent expenses (Note 3)	20,977
Trustee fees (Note 3)	10,102
Legal fees	9,306
Audit fees	8,679
Compliance fees (Note 3)	8,539
Registration fees	5,923
Custody fees (Note 3)	5,156
Printing expense	2,935
Insurance fees	1,611
Miscellaneous expenses	3,929
Total expenses	489,870
Expenses waived by the Adviser (Note 3)	(161,649)
Net expenses	328,221
Net investment income	338,909

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(4,831,611)
Written options	1,584,572
Net realized loss	(3,247,039)
Net change in unrealized appreciation/depreciation on:
Investments	19,855,473
Written options	(1,999,718)
Net change in unrealized appreciation/depreciation on:	17,855,755
Net realized and unrealized gain on investments and written options	14,608,716

Net increase in net assets from operations	$14,947,625

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2021 (Unaudited)	For the Year Ended October 31, 2020
Increase in Net Assets from:
Operations:
Net investment income	$338,909	$1,063,708
Net realized loss on investments and written options	(3,247,039)	(1,528,168)
Net change in unrealized appreciation/depreciation on investments and written options	17,855,755	6,251,239
Net increase in net assets from operations	14,947,625	5,786,779

Distributions to Shareholders	(851,115)	(1,392,269)

Capital Transactions:
Proceeds from shares sold	4,105,829	21,617,155
Reinvestment of distributions	834,709	1,372,927
Cost of shares repurchased	(4,038,843)	(36,899,029)
Net increase (decrease) in net assets from capital transactions	901,695	(13,908,947)
Total increase (decrease) in net assets	14,998,205	(9,514,437)

Net Assets
Beginning of period	84,390,978	93,905,415
End of period	$99,389,183	$84,390,978

Capital Share Transactions:
Shares sold	196,203	1,217,572
Shares reinvested	40,817	74,212
Shares repurchased	(192,917)	(2,050,925)
Net decrease in shares outstanding	44,103	(759,141)

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity Fund
Financial Highlights
Institutional Class
Per Share Data for a Share Outstanding Throughout Each Period Presented.

	For the Six Months Ended April 30, 2021 (Unaudited)		For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018			For the Period November 30, 2016* through October 31, 2017

Net Asset Value, Beginning of Period	$19.13		$18.17	$17.33	$17.21			$15.00

Income from Investment Operations:
Net investment income(1)	0.08		0.23	0.24	0.13			0.14
Net realized and unrealized gain on investments	3.29		1.00	0.78	0.10	(2)		2.15
Total income from investment operations	3.37		1.23	1.02	0.23			2.29

Less Distributions:
Net investment income	(0.19)		(0.27)	(0.18)	(0.11)			(0.08)
Total distributions	(0.19)		(0.27)	(0.18)	(0.11)			(0.08)

Net Asset Value, End of Period	$22.31		$19.13	$18.17	$17.33		$	$ 17.21

Total Return	17.73%	(3)	6.83%	5.94%	1.31%			15.33%	(3)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$99,389		$84,391	$93,905	$105,986			$78,486
Ratio of expenses to average net assets (5)
Before fees waived by the Adviser	1.06%	(4)	1.09%	1.06%	1.19%			1.63%	(4)
After fees waived by the Adviser	0.71%	(4)	0.71%	0.75%	0.97%			1.06%	(4)
Ratio of net investment income to average net assets (6)
After fees waived by the Adviser	0.74%	(4)	1.24%	1.36%	0.76%			0.93%	(4)

Portfolio Turnover Rate(3)	1%	(3)	13%	23%	8%			3%	(3)

* Inception date
(1) Computed using the average shares method.
(2)
The net realized and unrealized gain on investments per share does not accord with the net of the amounts reported in the statement of operations due to the timing of purchases and redemptions of the Fund shares during the year.

(3) Not annualized
(4) Annualized
(5)
The ratio of expenses to average net assets includes tax, short dividend and/or interest expense. For the periods ended April 30, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, the ratio of expenses to average net assets excluding tax, short dividend and/or interest expense before fees waived by the Adviser was 1.01, 1.04%, 1.05%, 1.17% and 1.52%, respectively. Excluding tax, short dividend and/or interest expense, the ratio of expenses to average net assets, after fees waived by the Adviser, was 0.66%, 0.66%, 0.74%, 0.95% and 0.95%, respectively.

(6)
The ratio of net investment income to average net assets includes tax, short dividend and/or interest expense. For the periods ended April 30, 2021, October 31, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, the ratio of net investment income to average net assets excluding tax, short dividend and/or interest expense after fees waived by the Adviser was 0.79%, 1.29%, 1.37%, 0.78% and 1.04%, respectively.

The accompanying notes are an integral part of these financial statements.

Soundwatch Hedged Equity Fund
Notes to Financial Statements
April 30, 2021 (Unaudited)

NOTE 1 – Organization

The Soundwatch Hedged Equity Fund, formerly Soundwatch Core Hedged Equity Fund, (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust was organized on August 28, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Soundwatch Capital, LLC (the “Adviser”) serves as the investment manager to the Fund. The investment objective of the Fund is to provide long-term capital appreciation. The inception date of the Fund was November 30, 2016.

NOTE 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation –Securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. The Adviser anticipates that the Fund's portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. For options where market quotations are not readily available, fair value shall be determined by the Adviser with oversight by the Trust’s Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 - quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -   significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Soundwatch Hedged Equity Fund
Notes to Financial Statements
April 30, 2021 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of April 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Fund	$95,504,640	$-	$-	$95,504,640
Purchased Options	-	2,256,060	-	2,256,060
Short-Term Investment	4,946,512	-	-	4,946,512
Total	$100,451,152	$2,256,060	$-	$102,707,212

Liabilities
Written Options	$-	$(3,363,600)	$-	$(3,363,600)
Total	$-	$(3,363,600)	$-	$(3,363,600)

See the Schedule of Investments for further detail of investment classifications.

(b) Derivatives – The Fund invests in certain derivatives, as detailed below, to meet its investment objectives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested by investing in a derivative instrument. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes.  There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the period ended April 30, 2021 was related to the use of purchased and written options. The Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of the proceeds is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance.

As the seller of an index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

Soundwatch Hedged Equity Fund
Notes to Financial Statements (Continued)
April 30, 2021 (Unaudited)

The Fund also buys index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may limit the upside returns of the Fund.

The Fund had outstanding purchased and written option contracts as listed on the Schedule of Investments as of April 30, 2021. The fair market value of purchased options are included in Investments in securities, and written options are reported separately on the Statement of Assets and Liabilities. Realized gains and change in unrealized appreciation for purchased options are included in amounts presented under Investments on the Statement of Operations, and totaled $4,948,539 and $871,571, respectively.  The amounts are reported separately for written options. The primary risk category for all option positions during the fiscal period was equity risk.

For the period ended April 30, 2021, the month-end average number of purchased and written option contracts for the Fund was 433 and (549), respectively.

(c) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the period ended April 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or tax penalties. The Fund’s income tax returns are subject to examination by the tax authorities in the United States for a period of three years after they are filed. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed annually. Net realized gains from investment transactions, if any, are distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(f) Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Security Transactions and Investment Income – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported based on identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis.

Soundwatch Hedged Equity Fund
Notes to Financial Statements (Continued)
April 30, 2021 (Unaudited)

(h) Options Trading – The Fund maintains an account with Interactive Brokers LLC (“IB”) for options trading. The cash balance maintained at IB is reported as Deposits at broker for option trading on the Statement of Assets and Liabilities. Securities pledged as collateral for this account are denoted on the Schedule of Investments.

The Fund may earn or pay interest on this account based on the cash balance and value of open option contracts. The Fund earns interest income if the cash balance and value of purchased options exceeds the value of written options and pays interest expense if the value of written options exceeds the cash balance and value of purchased options. For the period ended April 30, 2021, the Fund paid interest expense totaling $24,551 as included on the Statement of Operations.

NOTE 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Effective under the terms of this agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets at an annual rate of 0.66%. Prior to March 1, 2019, the annual rate paid was 0.85% of the average daily net assets.

The Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding taxes, leverage expense, brokerage commissions, acquired fund fees and expenses, interest expense and dividends paid on short sales or extraordinary expenses) in order to limit the Total Annual Fund Operating Expenses to 0.66% of average daily net assets of the Fund’s Institutional Class (the “Expense Cap”). The Expense Cap had previously been lowered from 0.95% to 0.90%, effective November 15, 2018; from 0.90% to 0.85%, effective December 15, 2018; and to the current rate of 0.66%, effective March 1, 2019.

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to 36 months following the month in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the lesser of the current expense limitation or the limitation at the time of the waiver.

At April 30, 2021, the amounts waived by the Adviser are as follows:

Year Waived / Reimbursed	Amounts Available for Recoupment	Expiration
2018	$114,553	October 31, 2021
2019	302,107	October 31, 2022
2020	323,163	October 31, 2023
2021	161,649	April 30, 2024
	$901,472

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the administrator, fund accountant and transfer agent to the Fund. The officers of the Trust are employees of Fund Services.  U.S. Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar”), serves as the Fund’s distributor and principal underwriter. For the period ended April 30, 2021, the Fund incurred the following expenses for administration & fund accounting, transfer agent, compliance and custody fees:

Administration & fund accounting	$ 45,670
Transfer Agent	$ 20,977
Compliance	$ 8,539
Custody	$ 5,156

Soundwatch Hedged Equity Fund
Notes to Financial Statements (Continued)
April 30, 2021 (Unaudited)

At April 30, 2021, the Fund had payables for administration & fund accounting, transfer agent, compliance and custody fees in the following amounts:

Administration & fund accounting	$ 16,141
Transfer Agent	$ 6,947
Compliance	$ 2,630
Custody	$ 1,798

The above payable amounts are included in Accrued other expenses in the Statement of Assets and Liabilities.

The Independent Trustees were paid $10,102 for their services and reimbursement of travel expenses during the period ended April 30, 2021.  The Fund pays no compensation to the Interested Trustee or officers of the Trust.

NOTE 4 – Investment Transactions

Purchases and sales of long-term investment securities for the period ended April 30, 2021, were as follows:

Purchases	$ 1,510,425
Sales	$ 436,608

NOTE 5 – Federal Income Tax Information

At October 31, 2020, the components of accumulated earnings (deficit) for income tax purposes were as follows:

	Investments	Written Options	Total
Cost of Investments	$63,910,771	$-	$63,910,771
Gross Unrealized Appreciation	20,255,670	-	20,255,670
Gross Unrealized Depreciation	(6,543)	-	(6,543)
Net Unrealized Appreciation (Depreciation) on Investments	20,249,127	-	20,249,127

Undistributed ordinary income	593,630	-	593,630
Undistributed long-term capital gains	-	-	-
Total distributable earnings	593,630	-	593,630

Other accumulated gain (loss)	(7,849,054)	-	(7,849,054)
Total accumulated gain (loss)	$12,993,703	$-	$12,993,703

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and marked-to-markets.

At October 31, 2020, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Soundwatch Hedged Equity Fund
Notes to Financial Statements (Continued)
April 30, 2021 (Unaudited)

Not Subject to Expiration
Short-Term	Long-Term	Total
$ 5,370,955	$ 2,478,099	$ 7,849,054

The tax character of distributions paid during the six months ended April 30, 2021 and fiscal year ended October 31, 2020 were as follows:

	Six Months Ended April 30, 2021	Year Ended October 31, 2020
Distributions Paid From:
Ordinary Income	$851,115	$1,392,269
Total Distributions Paid	$851,115	$1,392,269

NOTE 6 – Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in iShares Core S&P 500 ETF (“IVV”).  The Fund may redeem its investment from IVV at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of IVV. The expense ratio of IVV is 0.04% of average net assets as reflected in the most current prospectus. The financial statements of IVV, including its portfolio of investments, can be found at the Securities and Exchange Commission’s (SEC) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2021, the percentage of the Fund’s net assets invested in IVV was 96.1%.

NOTE 7 – Line of Credit

The Fund has access to an $8 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. During the period ended April 30, 2021, the Fund did not draw on this line of credit.

NOTE 8 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act.  As of April 30, 2021, Charles Schwab & Company, Inc. held, in aggregate for the benefit of others, 84% of the outstanding shares of the Fund.

NOTE 9 – COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Soundwatch Hedged Equity Fund
Notes to Financial Statements (Continued)
April 30, 2021 (Unaudited)

NOTE 10 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

Soundwatch Hedged Equity Fund
Additional Information
April 30, 2021 (Unaudited)

Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (888) 244-4601 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Soundwatch Hedged Equity Fund
Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on August 13 and 14, 2020, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Soundwatch Capital, LLC (the “Adviser”), for the Soundwatch Hedged Equity Fund (the “Fund”).

Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present.  In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund. The Trustees also considered, among other things, the Adviser’s resources and compliance structure, its chief compliance officer, its compliance record, and its disaster recovery/business continuity plan, including how the Adviser has operated through the COVID-19 pandemic. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the August meeting it had met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser’s risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•
In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group, relevant benchmark index, and a comparable account managed by the Adviser. The Board considered that the Fund had outperformed relative to its peer group median/average and benchmark index for the year-to-date, one-year, and three-year periods as of June 30, 2020. The Board also considered that the Fund performed in line with the Adviser’s composite fund with a similar strategy. The Board noted that the Fund had a performance record of nearly five years.

•
The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of the advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for the Fund. The Board noted that the Fund’s advisory fee and net expense ratio were lower than its peer group median/average. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

Soundwatch Hedged Equity Fund
Approval of Investment Advisory Agreement (Unaudited)

•
The Trustees considered whether, based on the asset size of the Fund, economies of scale had been achieved. The Board also considered the Adviser’s commitment to maintain its caps on Fund expenses. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•
The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser’s profitability, the Trustees reviewed The Adviser’s financial information that was provided in the August meeting materials and took into account both the direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Privacy Notice

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Soundwatch Capital, LLC
485 Madison Avenue, 7th Floor
New York, NY 10022

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave., Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/ Christopher E. Kashmerick
  Christopher E. Kashmerick, President

Date           7/8/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Christopher E. Kashmerick
  Christopher E. Kashmerick, President

Date            7/8/21

By   /s/ Russell B. Simon
Russell B. Simon, Treasurer

Date          7/8/21